SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     September 15, 1999
                                                     --------------------------



                              HUDSON UNITED BANCORP
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               (Exact Name of Registrant as Specified in Charter)



          New Jersey            1-10699                22-2405746
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(State or Other Jurisdiction  (Commission   (I.R.S. Employer Identification No.)
       of Incorporation)       File No.)



1000 MacArthur Boulevard, Mahwah, NJ                        07430
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(Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code    (201) 236-2600
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS.

         As previously reported, Hudson United Bancorp ("HUB") has entered into an Agreement and Plan of Merger with Dime Bancorp, Inc. ("Dime"). In connection with the Agreement and Plan of Merger, HUB and Dime have each granted the other an option to purchase 19.9% of its outstanding common stock upon the occurrence of certain events. The Merger Agreement and stock option agreements are attached as Exhibits.


ITEM 7.  EXHIBITS.


         Exhibit 99.1 -   Agreement and Plan of Merger between Hudson United
                          Bancorp and Dime Bancorp,  Inc. dated September 15,
                          1999.

         Exhibit 99.2 -   Stock Option Agreement between Dime Bancorp,  Inc.
                          and Hudson United Bancorp dated September 16, 1999.

         Exhibit 99.3 -   Stock Option Agreement between Hudson United Bancorp
                          and Dime Bancorp,  Inc. dated September 16, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HUDSON UNITED BANCORP



Dated:      September 24, 1999      By: /s/ D. Lynn Van Borkulo-Nuzzo
                                         --------------------------------------
                                         D. LYNN VAN BORKULO-NUZZO
                                         Executive Vice-President and Secretary

                                 EXHIBIT INDEX

EXHIBITS NUMBER                     DESCRIPTION
---------------                     -----------

Exhibit 99.1 Agreement and Plan of Merger between Hudson United Bancorp and Dime Bancorp, Inc. dated September 15, 1999.

Exhibit 99.2        Stock Option Agreement between Dime Bancorp,  Inc.
                    and Hudson United Bancorp dated September 16, 1999.

Exhibit 99.3 Stock Option Agreement between Hudson United Bancorp and Dime Bancorp, Inc. dated September 16, 1999.